PROMISSORY NOTE
                                             September ____, 1997
Atlanta, Georgia

Retirement Care Associates, Inc. ("RCA") hereby promises to pay to the order of In-House Rehab, Inc. at 325 West Main Street, Suite 1400B, Louisville, Kentucky 40202, UPON DEMAND, an amount equal to the trade receivables owed to In-House Rehab, Inc. by Retirement Care Associates, Inc. that are past due, being One Million Dollars ($1,000,000) as of the date hereof, and any amounts that are or become past due after the date hereof. It is expressly understood that only trade receivables owed by RCA to In-House Rehab, Inc. that are over ninety (90) days old are considered past due.

RCA shall pay upon demand any and all expenses, including reasonable attorney's fees' actually incurred by Holder without suit or action in attempting to collect funds due under this Note. In the event an action is instituted to enforce or interpret any of the terms of this Note including but not limited to any action or participation by RCA in, or in connection with, a case or proceeding under the
Bankruptcy Code or any successor statute, the prevailing party shall be entitled to recover all expenses reasonably incurred at, before and after trial, on appeal, and on review whether or not taxable as costs, including, without limitation, attorney fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

RCA hereby waives presentment, dishonor, notice of dishonor, and protest. RCA consents to, and Holder is hereby expressly authorized to make, without notice, any and all renewals, extensions, modifications, or waivers of the terms of payment of any sum or sums due hereunder, or under any documents or instruments relating to or securing this Note. Any such action taken by Holder shall not discharge the liability of RCA hereunder.

This Note has been delivered in the State of Georgia and it is the express desire of the parties that all rights, obligations and duties that arise hereunder shall be governed and construed in accordance with the laws of Georgia.


------------------------------------
Retirement Care Associates, Inc. By:

Chris Brogdon, President

                        SECURITY AGREEMENT

This Stock Pledge and Security Agreement ("Agreement") is entered into as of this the ___th day of September, 1997, by and between Chris Brogdon ("Brogdon"), and In-House Rehab, Inc. ("In-House").

WHEREAS, Retirement Care Associates, Inc.("RCA") has executed a Promissory Note ("Note") in favor of In-House equal to the trade receivables owed to In-House Rehab, Inc. by RCA that are past due, being One Million Dollars ($1,000,000) as of the date hereof, and any amounts that are or become past due after September ___, 1997, and pursuant to a Guaranty Agreement between Brogdon and In-House dated of even date herewith (the "Guaranty"), Brogdon has personally guaranteed RCA's performance under the Note; and

WHEREAS, In-House desires to obtain additional security for performance of Brogdon's obligations under the Guaranty");

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged by Brogdon, Brogdon and In-House hereby agrees as follows:

Section 1. Creation of Security Interest.

In order to secure the payment of any and all amounts which may be or become due under the Guaranty, Brogdon hereby grants a security interest to In-House in shares of Retirement Care Associates, Inc. common stock owned and held by Brogdon, together with all dividends and distributions paid or payable on such stock and all proceeds of the foregoing. Brogdon agrees to tender to In-House all stock certificates representing shares of Retirement Care Associates, Inc. common stock that are held by Brogdon together with a stock transfer power in blank with respect to such certificates and agrees that In-House may hold in its possession and place the following legend on said certificates:

                               LIEN

THIS CERTIFICATE, AND THE SHARES OF STOCK REPRESENTED HEREBY, SHALL BE SUBJECT TO ALL CLAIMS, DEMANDS, AND DEBTS OWING TO IN-HOUSE REHAB, INC. BY THE HOLDER HEREOF AND ALSO SUBJECT TO ALL CONTRACTS AND AGREEMENTS OF THE HOLDER HEREOF, MADE WITH OR ON BEHALF OF IN-HOUSE REHAB, INC. WITH REFERENCE TO THE SHARE OF STOCK REPRESENTED HEREBY PROVIDED THE IDENTITY OF SUCH CONTRACTS OR AGREEMENTS OR COPIES THEREOF WITH IN-HOUSE REHAB, INC. SHALL HAVE BEEN STAMPED OR WRITTEN ON THIS CERTIFICATE.

         CLAIMS, DEMANDS, AND DEBTS OWING TO IN-HOUSE REHAB, INC. BY THE HOLDER HEREOF TO WHICH THIS CERTIFICATE IS SUBJECT TO.

           GUARANTY AGREEMENT DATED SEPTEMBER ___, 1997
           SECURITY AGREEMENT DATED SEPTEMBER ___, 1997

Section 2. Default Provisions.

2.1. Default. The occurrence of one or more of the following events shall constitute a default by Brogdon under the terms of this agreement.

a. If payment is not received by In-House within ten (10) business days of demand for payment on the Guaranty.

b. The entry of a decree or order by a court having jurisdiction in the premises adjudging Brogdon and/or RCA a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of Brogdon and/or RCA under the federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee or trustee of Brogdon and/or RCA, or any substantial part of their property.

c. The institution by Brogdon and/or RCA of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against either of them, or the filing by it of a petition or answer or consent seeking reorganization or relief under the federal Bankruptcy Act or any other applicable federal or state law, or the consent by either of them to the filing of any such petition or to the appointment of a receiver, liquidator, assignee or trustee, or of any substantial part of either of their property, or the making by either of them of an assignment for the benefit of creditors or the admission by either of them in writing of their inability to pay debts generally as they become due, or the taking of action by Brogdon and/or RCA in furtherance of any such action

2.2. Possession of Collateral. In the event that Brogdon and/or RCA is in Default for the purposes of this Agreement, In-House, at its sole discretion, shall have the option to demand the immediate conveyance of Retirement Care Associates, Inc.
common stock secured hereunder to In-House or its assigns by Brogdon. The number of Shares to be conveyed in the event of default shall be equal to the outstanding obligation on the Note, divided by the bid price for Retirement Care Associates, Inc. common stock on the day of default, and the Note shall then be satisfied in full. This Agreement shall be terminated and all liens released and collateral returned to Brogdon upon satisfaction of the Note.

2.3. Non-Exclusive Remedies. The remedies set forth herein shall not be the exclusive remedies of In-House. In the event of a failure by Brogdon to pay the amounts owed to In-House under the terms of the Guaranty, In-House shall have the right to pursue any and all remedies available, including those available to a secured party under the Uniform Commercial Code of Georgia, and shall in no way be limited to the remedies set forth in this Agreement.

Section 3. Specific Performance. In the event of a failure by Brogdon to abide by the terms of this Agreement, Brogdon acknowledges that In-House is without adequate remedy at law. Therefore, it is mutually agreed that any action required to be taken by this agreement may be compelled through injunctive proceedings. Furthermore, Brogdon agrees to cooperate with In-House to, at no cost to Brogdon, prepare and file any documents necessary to perfect the security interest created hereby.

Section 4. Representations and Warranties

Brogdon hereby represents to In-House that:

4.1 Brogdon is the registered and absolute beneficial owner of the shares of Retirement Care Associates, Inc. secured hereby ("secured shares") free and clear from all liens and security interests, charges, equities, and encumbrances as of the date hereof except for the liens and security interests created by this Agreement. It is specifically understood by the parties hereto that any lien on the secured shares are subject to any proxy entered into by and between Brogdon and Sun Healthcare Group, Inc.

4.2 Brogdon has the right to enter into this Agreement, the execution and performance of which will not, either immediately, or with notice and/or passage of time, conflict with or constitute a breach under any agreement to which Brogdon is a party, or result in the creation or imposition of any encumbrance upon the secured shares except as granted hereby.

Section 5. Compliance with Securities Laws. If In-House decides to compel Brogdon to convey any or all of the secured shares to In-House as provided herein and if, in the opinion of counsel for In-House, it is reasonably necessary to comply with the provisions of any securities laws, Brogdon agrees without costs or expense to Brogdon to prepare or have prepared, execute, and deliver all such documents and to do or cause to be done all other such acts and things as may be reasonably necessary.

Section 6. Notices. Any notices due under this Agreement shall be sent to
In-House at:   325 West Main Street, Suite 1400B
               Louisville, Kentucky 40202
               Attn: General Counsel

               And to Brogdon at:
               6000 Lake Forrest Drive
               Suite 200
               Atlanta, Georgia 30328

Section 7. Governing Law. The laws of the State of Georgia shall govern the construction of this agreement and the rights, remedies, and duties of the parties hereunder.

Section 8. Successors and Assigns. This Agreement shall bind Brogdon and In-House and their successors, assigns, and legal representatives, and shall inure to the benefit of In-House and Brogdon, and their successors and assigns.

Section 9. Captions. The Captions and headings of the sections hereof shall be ignored in interpreting the provisions of this Agreement.

Section 10. Presumption. This Agreement or any section hereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

Section 11. Savings Clause. If this Agreement, or the application of any provision to any entity or circumstance shall be held invalid, the remainder of this Agreement, or the application of such other provisions to entities or circumstances other than those as to which it is held invalid, shall not be affected thereby.

Dated: September_, 1997

-------------------------------------
Chris Brogdon

In-House Rehab Inc.,
By:

-------------------------------------
David V. Hall, President

                        GUARANTY AGREEMENT

WHEREAS, on September__, 1997, Retirement Care Associates, Inc.("RCA") executed a Promissory Note ("Note") in favor of In-House Rehab, Inc. ("In-House") equal to the trade receivables owed to In-House Rehab, Inc. by RCA that are past due, being One Million Dollars ($1,000,000) as of the date hereof, and any amounts that are or become past due after September __, 1997, and

WHEREAS, In-House desires to obtain additional security for the payment of such Note and receivables;

N0W THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, it is agreed as follows:

Section 1. Chris Brogdon ("Guarantor") for himself, and for his heirs, and assigns, hereby unconditionally and jointly and severally guarantees to In-House, its successors and assigns, including each and every holder or owner of the Note, the prompt payment when due of all obligations owed by RCA on the Note including but not limited to all expenses, including reasonable attorney's fees, actually incurred by Holder without suit or action in attempting to collect funds due under the Note.

Section 2. In order to secure the obligations created by the Note and under the terms of this Agreement, Guarantor agrees to enter into a Security Agreement whereby shares of common stock in RCA held by Guarantor are subjected to a lien and security interest to the extent of the obligations of RCA and Guarantor.

Section 3. In-House shall have the right of immediate recourse against Guarantor for full and immediate payment of the obligations guaranteed at any time after the obligations, or any part thereof, have not been paid in full according to the tenor and under the terms of the instrument governing such obligations, whether on demand as per the terms of the Note, or if accelerated by reason of default.

Section 4. In the event of a default under the terms of the Note by RCA, or if RCA does not satisfy the obligations as per the terms of the Note, under the terms of this Agreement In-House shall have an immediate right of recourse against Guarantor, individually and severally from RCA for payment of the obligations in full.

Section 5. The liability of the Guarantor shall be absolute and unconditional, and nothing whatever except full payment to In-House of all of the obligations guaranteed by Guarantor hereunder shall operate to discharge Guarantor's liabilities. Accordingly, Guarantor unconditionally and irrevocably waives each and every defense which, under principles of guaranty or suretyship law, would otherwise operate to impair or diminish the liability of Guarantor. Without limiting the generality of the foregoing, Guarantor agrees that none of the following shall diminish or impair the liability of Guarantor in any respect (all of which may be done without prior notice to Guarantor of any kind):

(a) Any extension, modification, indulgence, compromise, settlement, or variation of the terms of any of the obligations, or of any agreement entered into with Guarantor or any other person liable for any part of the obligations on the Note, the Security Agreement, or this Agreement;

(b) The voluntary or involuntary discharge or release of any of the obligations guaranteed hereby, or of any person liable therefor, by reason of bankruptcy or insolvency laws or otherwise,

(c) The acceptance or release, with or without substitution, by In-House of any collateral security or other guaranty, or collateral security for such other guaranty, or any settlement, compromise, or extension with respect to any collateral security, other guaranty, or collateral security for such other guaranty,

(d) The creation of any new obligations covered by this guaranty or renewal, modification or extension hereof;

(e) Any set-offs or counterclaims against In-House which would otherwise impair In-House's rights against Guarantor hereunder.

Section 6. Specific Performance. In the event of a failure by Brogdon to abide by the terms of this Agreement, Brogdon acknowledges that In-House is without adequate remedy at law. Therefore, it is mutually agreed that any action required to be taken by this agreement may be compelled through injunctive proceedings.

Section 7. Notices. Any notices due under this Agreement shall be sent to In-House at:

325 West Main Street,
Suite 1400B
Louisville, Kentucky 40202
Attn: General Counsel

And to Brogdon at:

6000 Lake Forrest Drive
Suite 200
Atlanta, Georgia 30328

Section 8. Governing Law. The laws of the State of Georgia shall govern the construction of this agreement and the rights, remedies, and duties of the parties hereunder.

Section 9. Successors and Assigns. This Agreement shall bind Brogdon and In-House and their successors, assigns, and legal representatives, and shall inure to the benefit of In-House and Brogdon, and their successors and assigns.

Section 10. Captions. The Captions and headings of the sections hereof shall be ignored in interpreting the provisions of this Agreement.

Section 11. Presumption. This Agreement or any section hereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

Section 12. Savings Clause. If this Agreement, or the application of any provision to any entity or circumstance shall be held invalid, the remainder of this Agreement, or the application of such other provisions to entities or circumstances other than those as to which it is held invalid, shall not be affected thereby,

Dated: September 16, 1997



-----------------------------------
Chris Brogdon

                               -2-
In-House Rehab Inc., By:



-----------------------------------
David V. Hall, President